Exhibit 10.17a

FIRST AMENDMENT TO

SYNTHETIC NATURAL GAS PURCHASE

AND

SALE AGREEMENT

This First Amendment to Synthetic Natural Gas Purchase and Sale Agreement (this “First Amendment”) is made and entered into effective as of August 31, 2007 by and between Eagle Energy Partners I, L.P. (“Purchaser”) and SNG Export, LLC (“Seller”). Purchaser and Seller are sometime collectively referred to in this First Amendment as the “Parties” and individually as a “Party”.

Whereas, Purchaser and Seller entered into a certain Synthetic Natural Gas Purchase and Sale Agreement (the “Original Agreement”) dated February 13, 2007;

Whereas, to accommodate certain deadlines for performance set forth in the Original Agreement, the Parties wish to amend the Original Agreement to clarify certain agreements surrounding applicable dates for performance and similar matters as described below; and

Whereas, the Original Agreement together with this First Amendment are sometimes collectively referred to in this First Amendment as the “Agreement”.

Now, therefore, in consideration of the mutual covenants set forth in this First Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller hereby agree as follows:

1. Terms that are capitalized in this First Amendment, but not otherwise defined shall have the same meanings as set forth in the Original Agreement.

2. Section references contained in this First Amendment refer to the applicable section(s) of the Original Agreement.

3. The reference to “September 1, 2009” contained in the definition of “Commercial Operation Date” is hereby deleted and replaced with “March 31, 2010”.

4. The reference to “September 1, 2009” contained in Section 3.2(a) of the Original Agreement is hereby deleted and replaced with “March 31, 2010”.

5. The reference to “September 1, 2010” contained in Section 3.2(b) of the Original Agreement is hereby deleted and replaced with “March 31, 2011”.

6. The references to “August 31, 2007” contained in Section 9.1(a) of the Original Agreement are hereby deleted in their entirety and replaced in each case with “December 31, 2007”.

7. The references to “November 30, 2007” contained in Section 9.1(b) of the Original Agreement are hereby deleted in their entirety and replaced in each case with “March 31, 2008”.

8. The references to “February 1, 2008” contained in Section 9.1(c) of the Original Agreement are hereby deleted in their entirety and replaced in each case with “June 30, 2008”.

9. Except as set forth in this First Amendment, the terms and conditions set forth in the Original Agreement shall remain in place and unmodified. Each of Purchaser and Seller hereby reaffirms the terms and conditions of the Agreement as modified by this First Amendment.

Executed to be effective as of the Effective Date.

EAGLE ENERGY PARTNERS I, L.P.

By:	/s/ ILLEGIBLE
Name:
Title:

SNG EXPORT, LLC

By:	/s/ Tim Ferguson
Name:	Tim Ferguson
Title: